THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (" 1933 ACT") OR ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED PURSUANT TO AN INVESTMENT
REPRESENTATION ON THE PART OF THE PURCHASER HEREOF AND SHALL NOT BE SOLD, PLEDGED, TRANSFERRED, HYPOTHECATED, DONATED, OR OTHERWISE
DISPOSED OF OR ENCUMBERED, WHETHER OR NOT FOR CONSIDERATION, BY THE PURCHASER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE
OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, IN EITHER CASE, TO THE EFFECT THAT ANY SUCH TRANSACTION SHALL NOT BE IN VIOLATION OF THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS.



                                          PALLET MANAGEMENT SYSTEMS, INC.

                                                      Class A
                                         Common Stock Purchase Warrant No.

                                     to Purchase        Shares of Common Stock

                     This Class A Common Stock Purchase Warrant is issued to:


by PALLET MANAGEMENT SYSTEMS, INC., a Florida corporation (hereinafter called the "Company", which term shall include its successors and assigns).

FOR VALUE RECEIVED and subject to the terms and conditions hereinafter set out, the registered holder (the "Registered Holder") of this redeemable common stock purchase warrant (the "Warrant") is entitled upon surrender of this Warrant to purchase from the Company fully paid and nonassessable shares of Common Stock, $.001 par value per share (the "Common Stock"), at the price of $1.50 per share, subject to adjustment as provided herein.

This Warrant shall expire at the close of business on [two years from the effective date of the Registation Statement].

1. (a) The right to purchase shares of Common Stock represented by this Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (properly endorsed, if required) at the principal office of the Company at One South Ocean Boulevard, Suite 305, Boca Raton, Florida 33432 (or such other office or agency of the Company as it may designate by notice in writing to the Registered Holder at the address of the Registered Holder appearing on the books of the Company), and upon payment to the Company, by cash or by certified check or bank draft, of the Warrant Exercise Price (as hereinafter defined) for such shares of Common Stock, the Company shall cause its transfer agent to issue a certificate representing the shares of Common Stock so purchased (or if the Company does not have a transfer agent, the Company shall issue a certificate representing the shares of Common Stock so purchased). The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Registered Holder as the record owner of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares of Common Stock as aforesaid. Certificates for the shares of Common Stock so purchased shall be delivered to the Registered Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, in all other respects identical with this Warrant, shall also be issued and delivered to the Registered Holder within such time, or, at the request of the Registered Holder, appropriate notation may be made on the Registered Holder's Warrant and the same returned to the Registered Holder.

(b) This Warrant may be exercised to acquire, from and after the date hereof, from time to time up to the number of shares of Common Stock set forth on the first page hereof, subject to adjustment as provided herein; provided, however, the night hereunder to purchase such shares of Common Stock shall expire at the close of business on [two years from the effective date of the Registation Statement].

(c) This Warrant has been issued pursuant to the Unit Purchase Agreement (as defined below) and the Company's Confidential Private Placement Memorandum dated September 15, 1997, as same shall be amended ("Memorandum"). Pursuant to the Memorandum, the Company offered $1,000,000 of units ("Units") at a price of $1.00 per Unit. Each Unit consisted of, among other things, two Warrants. As set forth in the Unit Purchase Agreement, the Company is required to file a registration statement ("Registration Statement") with the United States Securities and Exchange Commission ("SEC") under the 1933 Act registering the shares of Common Stock issuable upon the exercise of this Warrant.

2. If this Warrant or any shares of Common Stock issuable hereunder require declaration, qualifications or registration with or approval of any governmental official or authority (other than registration under the 1933 Act, but including declaration, qualification or registration under any blue sky law that the holder hereof may request) before this Warrant or shares of Common Stock issued pursuant hereto may be issued, the Company shall at its sole cost and expense take all requisite action in connection with such declaration, qualification, registration or approval and shall use its best efforts to cause such shares of Common Stock or this Warrant or both, to be duly declared, qualified, registered or approved as may be required.

3. The Company covenants and agrees that all shares of Common Stock, upon issuance and payment pursuant to this Warrant, will be validly issued, fully paid and nonassessable and free and clear from all taxes, liens and charges with respect to the issue thereof and free and clear of any and all preemptive rights of any holders of the Company's securities; and, without limiting the generality of the foregoing, the Company covenants and agrees that it will take from time to time all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Exercise Price. The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have at all times authorized and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant is a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, and will procure at its sole cost and expense upon each such reservation of shares of Common Stock the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which the shares of Common Stock of the Company are then listed or inter-dealer trading systems on which the shares of Common Stock of the Company are then traded. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any securities exchange or inter-dealer trading systems upon which the Common Stock of the Company may be listed. The Company will not take any action which would result in any adjustment in the number of shares of Common Stock purchasable hereunder if the total number of shares of Common Stock issuable pursuant to the terms of this Warrant after such action upon full exercise of this Warrant and, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all outstanding options, warrants and other rights to purchase shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation, as then amended.

4. The provisions of this Warrant are subject to the following terms and conditions:

(a) The Initial Warrant Exercise Price shall be $1.50 per share of Common Stock. Such purchase price shall be subject to an adjustment from time to time as hereinafter provided (such price or price as last adjusted, as the case may be, being herein called the "Warrant Exercise Price"). Upon each adjustment of the Warrant Exercise Price, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by (i) multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and (ii) dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

(b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock of the Company payable in shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased. There shall be no adjustment in the Warrant Exercise Price in the event that the Company pays a cash dividend- provided, however, that the Company shall give written notice to the registered holders of the Warrants at least thirty (30) days prior to the record date for the cash dividend that the Corporation intends to declare a cash dividend. Further, there shall be no adjustment for the Company's contemplated one for four reverse split expected to be effectuated in connection with the Private Placement, of which this Warrant is a part.

(c) In case the Company shall issue or otherwise sell or distribute shares of Common Stock (collectively, "Subsequent Transactions") for a consideration per share in cash or property less than $1.50 per share (such lower price per share being hereinafter referred to as the "Lower Price"), the Warrant Exercise Price then in effect shall be reduced to 125% of the Lower Price. If the consideration in a Subsequent Transaction is other than cash, the price per share of such consideration shall be as determined by the Board of Directors, including a majority of the Directors who are not officers or employees of the Company or any of its subsidiaries, whose determination shall be conclusive and described in a resolution of the Board of Directors. The provisions of this Section 4(c) shall not apply to the issuance by the Company of Common Stock upon the exercise or conversion of outstanding options, warrants and other convertible securities which existed on the date that this Warrant was created.

(d) If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation or other entity, or the sale of all or substantially all of the Company's assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Paragraph 4(d)), lawful and adequate provisions shall be made whereby the Registered Holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant is for such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Registered Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Exercise Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Warrant Exercise Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation or merger), In the event of a merger or consolidation of the Company with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity is issuable to holders of Common Stock of the Company, greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation, then the Warrant Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Registered Holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, other evidence of equity ownership or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to purchase or otherwise acquire. If a Person (as defined below) makes a purchase, tender or exchange offer to and such is accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock of the Company, the Company shall not subsequently effect any consolidation, merger or sale with the Person or with any Affiliate (as defined below) of such Person, unless prior to the consummation of such consolidation, merger or sale the Registered Holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock of the Company in accordance with such offer. The term "Person" as used in this Paragraph 4(d) shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof For the purposes of this Paragraph 4(d), an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect preferred control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

(e) In the event that the Registration Statement is not declared effective within ten (10) months after the Final Closing Date (as defined in the Unit Purchase Agreement), the Warrant Exercise Price shall be reduced (and the number of shares of Common Stock issuable upon exercise of the Warrant will be concomitantly increased by five (5%) percent per month, or part thereof, up to twenty-five (25%) percent in the aggregate.

(f) Whenever the Warrant Exercise Price and the number of shares of Common Stock shall be adjusted as herein provided, the Company shall compute the adjusted Warrant Exercise Price and the adjusted number of shares of Common Stock in accordance with such provisions and shall prepare a certificate signed by its President, any Vice President, Treasurer or Secretary setting forth the adjusted Warrant Exercise Price and the adjusted number of shares of Common Stock which may be acquired and showing in reasonable detail the facts upon which such adjustments are based and accompanied by a report of the Company's independent certified public accountants upon their examination of such adjustments, and the Company shall cause to be mailed to the Registered Holder of this Warrant a notice stating that the Warrant Exercise Price and the number of shares of Common Stock have been adjusted and setting forth the adjusted Warrant Exercise Price and the adjusted number of shares of Common Stock.

         (g)     In case at any time;

           (i)     the Company shall declare any cash dividend upon its Common
Stock;

(ii) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

(iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(iv) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give by first class mail, postage prepaid, addressed to the Registered Holder of this Warrant at the address of such holder as shown on the books of the Company (A) at least thirty
(30) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least thirty (30) days prior written notice of the date when the same shall take place. Any notice required by clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and any notice required by clause (B) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

(h) If any event occurs as to which in the reasonable and good faith opinion of the Board of Directors of the Company the other provisions of this Paragraph 4 are not strictly applicable or if strict application would not fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment 'in the application of such provisions, 'in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall have such adjustment have the effect of increasing the Warrant Exercise Price as otherwise determined pursuant to this Paragraph 4 except in the event of a combination of shares of the type contemplated in Paragraph 4(b) and then 'in no event to an amount larger than the Warrant Exercise Price as adjusted pursuant to Paragraph 4(b).

(i) There shall be no adjustment of this Warrant in the event of the exercise of
(i) up to 1,000,000 shares of Common Stock subject to the Company's Stock Option Plan; (ii) up to 1,000,000 shares of Common Stock subject to performance options granted to certain principals of the Company; and (iii) all placement agent warrants.

5. In the event the Company grants rights to all of the holders of its securities to purchase Common Stock, the Registered Holder of this Warrant shall have the same rights as if this Warrant had been exercised immediately prior to such grant.

6. The Registered Holder shall have the registration rights and continuing "piggyback" registration rights set forth in the Unit Purchase Agreement ("Unit Purchase Agreement") by and among the Company, the Placement Agent, either on Its own behalf or on behalf of other investors, and the persons and entities listed on Exhibit A to the Unit Purchase Agreement, including the Registered Holder thereof Such registration rights and "piggy back" registration rights are incorporated herein by this reference as if such provisions had been set forth herein in full.

7. This Warrant need not be changed because of any change in the Warrant Exercise Price or in the number of shares of Common Stock purchased hereunder.

8. The terms defined in this paragraph, whenever used in this Warrant shall, unless the context otherwise requires, have the respective meanings hereinafter specified. The term "Common Stock" shall mean and include the Company's Common Stock, $.001 par value, authorized on the date of the original issue of this Warrant and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in Paragraph 4 hereof, the stock, securities, other evidence of equity ownership or assets provided for in such Paragraph. The term "Company" shall also include any successor corporation to Pallet Management Systems, Inc. by merger, consolidation or otherwise. The term "outstanding" when used with reference to Common Stock shall mean at any date as of which the number of shares of Common Stock thereof is to be determined, all issued shares of Common Stock, except shares of Common Stock then owned or held by or for the account of the Company. The term "1933 Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC, or any other Federal agency then administering such Securities Act, thereunder, all as the same shall be in effect at the time.

9. This Warrant is exchangeable, upon the surrender hereby by the Registered Holder hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares of Common Stock as shall be designated by such Registered Holder hereof at the time of such surrender. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any such new Warrants, the Company will issue to the Registered Holder hereof a new Warrant of like tenor, in lieu of this Warrant or such new Warrants, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

10. The Company agrees to use its best efforts to file timely all reports required to be filed by it pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended and to provide such information as will permit the Registered Holder to sell any shares of Common Stock acquired upon exercise of this Warrant in accordance with Rule 144 under the 1933 Act.

11. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. This Warrant shall not entitle the re ' registered holder hereof to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of the registered holder of this Warrant, and of any holder of shares of Common Stock issuable hereunder, shall survive the exercise of this Warrant.

12. If the average closing bid price for the Common Stock is at or above $4.00 per share for twenty (20) consecutive trading days and the Company then has an effective Registration Statement under the 1933 Act with respect to all shares of Common Stock underlying the Warrants and the Company's Common Stock is Market Listed (as defined below), the Company has the night (but not the obligation), upon not less than thirty (30) days nor more than forty-five (45) days' prior written notice (the "Warrant Redemption Notice") to all holders of record of the Warrants, to redeem all, but not less than all, of the outstanding Warrants at $.01 per Warrant. Notwithstanding anything to the contrary, the Warrant Redemption Notice can only be given if the Registration Statement is effective at the time the Warrant Redemption Notice is given and the Warrant Redemption Notice shall remain effective only if the Registration Statement remains effective continually throughout the notice period. Registered Holders shall have the right to exercise all or any portion of their Warrants up to and including one (1) business day prior to the date set for redemption. The Company has agreed to use its best efforts to list its shares of Common Stock on the NASDAQ Stock Market, or the American Stock Exchange, or any other United States based recognized exchange (wherever the shares of Common Stock are listed being hereinafter referred to as the "Market") as soon as possible after the Initial Closing Date (as defined in the Memorandum). In the event that the Company does not qualify or is otherwise not able to list its shares of Common Stock on a Market, the Company shall promptly make application to list its shares of Common Stock on such other exchange as the Company shall qualify for listing and the Company shall use its best efforts to cause its shares of Common Stock to be so listed as soon as possible. The term "Market Listed" shall mean the date that the Company's Common Stock commenced trading on the Market.

13. The Registered Holder of this Warrant shall have the right to sell, transfer, assign or otherwise dispose of all or any part of this Warrant (collectively, "Transfer") provided, however, that the Registered Holder provides to the Company, the following: (i) an opinion of counsel reasonably satisfactory to the Company that the proposed Transfer will not violate the 1933 Act or applicable state securities laws; or (ii) such other written evidence as shall be reasonably satisfactory to the Company that the proposed Transfer will not violate the 1933 Act or applicable state securities laws.

14. This Warrant sets forth the entire agreement of the Company and the Registered Holder of this Warrant and the Common Stock with respect to the rights of the Registered Holder of this Warrant and the Common Stock, notwithstanding the knowledge of such Registered Holder of any other agreement or the provisions of any agreement whether or not known to such Registered Holder and the Company represents that there are no agreements inconsistent with the terms hereof or which purport in have any way to bind the Registered Holder of this Warrant or the Common Stock.

15. The validity, interpretation and performance of this Warrant and each of its terms and provisions shall be governed by the laws of the State of Florida.


IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal and to be dated October 14, 1997


                                            PALLET MANAGEMENT SYSTEMS, INC.


                                            By:___________________________
                                            Name: Zachary M. Richardson
                                            Title:   President

                                               ELECTION TO PURCHASE



The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase shares of Common Stock of PALLET MANAGEMENT SYSTEMS, INC. and herewith tenders in payment for such securities a certified or official bank check payable to the order of PALLET MANAGEMENT SYSTEMS, INC. in the amount of $ all in accordance with the terms hereof. The undersigned requests that each of the certificates evidencing such securities be registered in the name of whose address is and that such certificates be delivered to whose address is .


                                     Dated:      Signature:_____
        (Signature must conform in all respects to the name of the Holder as specified in the face of the Warrant Certificate.)


        ID # of the Holder:

                                              ASSIGNMENT OF WARRANTS
                    (To be exercised by the registered holder if such
                   holder desires to transfer the Warrant Certificate.)


FOR VALUE RECEIVED hereby sells, assigns and transfers unto (Please print name and address of transferee) this Warrant Certificate, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, and full power of substitution.

Dated:                                                        Signature:
     (Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

   (Insert Identifying Number of Holder

FORM OF CLASS B WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (" 1933 ACT") OR ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED PURSUANT TO AN INVESTMENT
REPRESENTATION ON THE PART OF THE PURCHASER HEREOF AND SHALL NOT BE SOLD, PLEDGED, TRANSFERRED, HYPOTHECATED, DONATED, OR OTHERWISE
DISPOSED OF OR ENCUMBERED, WHETHER OR NOT FOR CONSIDERATION, BY THE PURCHASER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE
OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, IN EITHER CASE, TO THE EFFECT THAT ANY SUCH TRANSACTION SHALL NOT BE IN VIOLATION OF THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS.



                                          PALLET MANAGEMENT SYSTEMS, INC.

                                                      Class B
                                         Common Stock Purchase Warrant No.

                                     to Purchase        Shares of Common Stock

                      This Class B Common Stock Purchase Warrant is issued to:


by PALLET MANAGEMENT SYSTEMS, INC., a Florida corporation (hereinafter called the "Company", which term shall include its successors and assigns).

FOR VALUE RECEIVED and subject to the terms and conditions hereinafter set out, the registered holder (the "Registered Holder") of this redeemable common stock purchase warrant (the "Warrant") is entitled upon surrender of this Warrant to purchase from the Company fully paid and nonassessable shares of Common Stock, $.001 par value per share (the "Common Stock"), at the price of $1.75 per share, subject to adjustment as provided herein.

This Warrant shall expire at the close of business on [two years from the effective date of the Registation Statement].

1. (a) The right to purchase shares of Common Stock represented by this Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (properly endorsed, if required) at the principal office of the Company at One South Ocean Boulevard, Suite 305, Boca Raton, Florida 33432 (or such other office or agency of the Company as it may designate by notice in writing to the Registered Holder at the address of the Registered Holder appearing on the books of the Company), and upon payment to the Company, by cash or by certified check or bank draft, of the Warrant Exercise Price (as hereinafter defined) for such shares of Common Stock, the Company shall cause its transfer agent to issue a certificate representing the shares of Common Stock so purchased (or if the Company does not have a transfer agent, the Company shall issue a certificate representing the shares of Common Stock so purchased). The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Registered Holder as the record owner of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares of Common Stock as aforesaid. Certificates for the shares of Common Stock so purchased shall be delivered to the Registered Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, in all other respects identical with this Warrant, shall also be issued and delivered to the Registered Holder within such time, or, at the request of the Registered Holder, appropriate notation may be made on the Registered Holder's Warrant and the same returned to the Registered Holder.

(b) This Warrant may be exercised to acquire, from and after the date hereof, from time to time up to the number of shares of Common Stock set forth on the first page hereof, subject to adjustment as provided herein; provided, however, the night hereunder to purchase such shares of Common Stock shall expire at the close of business on [two years from the effective date of the Registation Statement].

(c) This Warrant has been issued pursuant to the Unit Purchase Agreement (as defined below) and the Company's Confidential Private Placement Memorandum dated September 15, 1997, as same shall be amended ("Memorandum"). Pursuant to the Memorandum, the Company offered $1,000,000 of units ("Units") at a price of $1.00 per Unit. Each Unit consisted of, among other things, two Warrants. As set forth in the Unit Purchase Agreement, the Company is required to file a registration statement ("Registration Statement") with the United States Securities and Exchange Commission ("SEC") under the 1933 Act registering the shares of Common Stock issuable upon the exercise of this Warrant.

2. If this Warrant or any shares of Common Stock issuable hereunder require declaration, qualifications or registration with or approval of any governmental official or authority (other than registration under the 1933 Act, but including declaration, qualification or registration under any blue sky law that the holder hereof may request) before this Warrant or shares of Common Stock issued pursuant hereto may be issued, the Company shall at its sole cost and expense take all requisite action in connection with such declaration, qualification, registration or approval and shall use its best efforts to cause such shares of Common Stock or this Warrant or both, to be duly declared, qualified, registered or approved as may be required.

3. The Company covenants and agrees that all shares of Common Stock, upon issuance and payment pursuant to this Warrant, will be validly issued, fully paid and nonassessable and free and clear from all taxes, liens and charges with respect to the issue thereof and free and clear of any and all preemptive rights of any holders of the Company's securities; and, without limiting the generality of the foregoing, the Company covenants and agrees that it will take from time to time all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Exercise Price. The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have at all times authorized and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant is a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, and will procure at its sole cost and expense upon each such reservation of shares of Common Stock the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which the shares of Common Stock of the Company are then listed or inter-dealer trading systems on which the shares of Common Stock of the Company are then traded. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any securities exchange or inter-dealer trading systems upon which the Common Stock of the Company may be listed. The Company will not take any action which would result in any adjustment in the number of shares of Common Stock purchasable hereunder if the total number of shares of Common Stock issuable pursuant to the terms of this Warrant after such action upon full exercise of this Warrant and, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all outstanding options, warrants and other rights to purchase shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation, as then amended.

4. The provisions of this Warrant are subject to the following terms and conditions:

(a) The Initial Warrant Exercise Price shall be $1.75 per share of Common Stock. Such purchase price shall be subject to an adjustment from time to time as hereinafter provided (such price or price as last adjusted, as the case may be, being herein called the "Warrant Exercise Price"). Upon each adjustment of the Warrant Exercise Price, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by (i) multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and (ii) dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

(b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock of the Company payable in shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased. There shall be no adjustment in the Warrant Exercise Price in the event that the Company pays a cash dividend- provided, however, that the Company shall give written notice to the registered holders of the Warrants at least thirty (30) days prior to the record date for the cash dividend that the Corporation intends to declare a cash dividend. Further, there shall be no adjustment for the Company's contemplated one for four reverse split expected to be effectuated in connection with the Private Placement, of which this Warrant is a part.

(c) In case the Company shall issue or otherwise sell or distribute shares of Common Stock (collectively, "Subsequent Transactions") for a consideration per share in cash or property less than $1.50 per share (such lower price per share being hereinafter referred to as the "Lower Price"), the Warrant Exercise Price then in effect shall be reduced to 125% of the Lower Price. If the consideration in a Subsequent Transaction is other than cash, the price per share of such consideration shall be as determined by the Board of Directors, including a majority of the Directors who are not officers or employees of the Company or any of its subsidiaries, whose determination shall be conclusive and described in a resolution of the Board of Directors. The provisions of this Section 4(c) shall not apply to the issuance by the Company of Common Stock upon the exercise or conversion of outstanding options, warrants and other convertible securities which existed on the date that this Warrant was created.

(d) If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation or other entity, or the sale of all or substantially all of the Company's assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Paragraph 4(d)), lawful and adequate provisions shall be made whereby the Registered Holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant is for such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Registered Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Exercise Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Warrant Exercise Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation or merger), In the event of a merger or consolidation of the Company with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity is issuable to holders of Common Stock of the Company, greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation, then the Warrant Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Registered Holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, other evidence of equity ownership or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to purchase or otherwise acquire. If a Person (as defined below) makes a purchase, tender or exchange offer to and such is accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock of the Company, the Company shall not subsequently effect any consolidation, merger or sale with the Person or with any Affiliate (as defined below) of such Person, unless prior to the consummation of such consolidation, merger or sale the Registered Holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock of the Company in accordance with such offer. The term "Person" as used in this Paragraph 4(d) shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof For the purposes of this Paragraph 4(d), an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect preferred control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

(e) In the event that the Registration Statement is not declared effective within ten (10) months after the Final Closing Date (as defined in the Unit Purchase Agreement), the Warrant Exercise Price shall be reduced (and the number of shares of Common Stock issuable upon exercise of the Warrant will be concomitantly increased by five (5%) percent per month, or part thereof, up to twenty-five (25%) percent in the aggregate.

(f) Whenever the Warrant Exercise Price and the number of shares of Common Stock shall be adjusted as herein provided, the Company shall compute the adjusted Warrant Exercise Price and the adjusted number of shares of Common Stock in accordance with such provisions and shall prepare a certificate signed by its President, any Vice President, Treasurer or Secretary setting forth the adjusted Warrant Exercise Price and the adjusted number of shares of Common Stock which may be acquired and showing in reasonable detail the facts upon which such adjustments are based and accompanied by a report of the Company's independent certified public accountants upon their examination of such adjustments, and the Company shall cause to be mailed to the Registered Holder of this Warrant a notice stating that the Warrant Exercise Price and the number of shares of Common Stock have been adjusted and setting forth the adjusted Warrant Exercise Price and the adjusted number of shares of Common Stock.

         (g)     In case at any time;

(i) the Company shall declare any cash dividend upon its Common Stock;

(ii) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

(iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(iv) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give by first class mail, postage prepaid, addressed to the Registered Holder of this Warrant at the address of such holder as shown on the books of the Company (A) at least thirty
(30) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least thirty (30) days prior written notice of the date when the same shall take place. Any notice required by clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and any notice required by clause (B) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

(h) If any event occurs as to which in the reasonable and good faith opinion of the Board of Directors of the Company the other provisions of this Paragraph 4 are not strictly applicable or if strict application would not fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment 'in the application of such provisions, 'in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall have such adjustment have the effect of increasing the Warrant Exercise Price as otherwise determined pursuant to this Paragraph 4 except in the event of a combination of shares of the type contemplated in Paragraph 4(b) and then 'in no event to an amount larger than the Warrant Exercise Price as adjusted pursuant to Paragraph 4(b).

(i) There shall be no adjustment of this Warrant in the event of the exercise of
(i) up to 1,000,000 shares of Common Stock subject to the Company's Stock Option Plan; (ii) up to 1,000,000 shares of Common Stock subject to performance options granted to certain principals of the Company; and (iii) all placement agent warrants.

5. In the event the Company grants rights to all of the holders of its securities to purchase Common Stock, the Registered Holder of this Warrant shall have the same rights as if this Warrant had been exercised immediately prior to such grant.

6. The Registered Holder shall have the registration rights and continuing "piggyback" registration rights set forth in the Unit Purchase Agreement ("Unit Purchase Agreement") by and among the Company, the Placement Agent, either on Its own behalf or on behalf of other investors, and the persons and entities listed on Exhibit A to the Unit Purchase Agreement, including the Registered Holder thereof Such registration rights and "piggy back" registration rights are incorporated herein by this reference as if such provisions had been set forth herein in full.

7. This Warrant need not be changed because of any change in the Warrant Exercise Price or in the number of shares of Common Stock purchased hereunder.

8. The terms defined in this paragraph, whenever used in this Warrant shall, unless the context otherwise requires, have the respective meanings hereinafter specified. The term "Common Stock" shall mean and include the Company's Common Stock, $.001 par value, authorized on the date of the original issue of this Warrant and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in Paragraph 4 hereof, the stock, securities, other evidence of equity ownership or assets provided for in such Paragraph. The term "Company" shall also include any successor corporation to Pallet Management Systems, Inc. by merger, consolidation or otherwise. The term "outstanding" when used with reference to Common Stock shall mean at any date as of which the number of shares of Common Stock thereof is to be determined, all issued shares of Common Stock, except shares of Common Stock then owned or held by or for the account of the Company. The term "1933 Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC, or any other Federal agency then administering such Securities Act, thereunder, all as the same shall be in effect at the time.

9. This Warrant is exchangeable, upon the surrender hereby by the Registered Holder hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares of Common Stock as shall be designated by such Registered Holder hereof at the time of such surrender. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any such new Warrants, the Company will issue to the Registered Holder hereof a new Warrant of like tenor, in lieu of this Warrant or such new Warrants, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

10. The Company agrees to use its best efforts to file timely all reports required to be filed by it pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended and to provide such information as will permit the Registered Holder to sell any shares of Common Stock acquired upon exercise of this Warrant 'in accordance with Rule 144 under the 1933 Act.

11. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. This Warrant shall not entitle the re ' registered holder hereof to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of the registered holder of this Warrant, and of any holder of shares of Common Stock issuable hereunder, shall survive the exercise of this Warrant.

12. If the average closing bid price for the Common Stock is at or above $4.00 per share for twenty (20) consecutive trading days and the Company then has an effective Registration Statement under the 1933 Act with respect to all shares of Common Stock underlying the Warrants and the Company's Common Stock is Market Listed (as defined below), the Company has the night (but not the obligation), upon not less than thirty (30) days nor more than forty-five (45) days' prior written notice (the "Warrant Redemption Notice") to all holders of record of the Warrants, to redeem all, but not less than all, of the outstanding Warrants at $.01 per Warrant. Notwithstanding anything to the contrary, the Warrant Redemption Notice can only be given if the Registration Statement is effective at the time the Warrant Redemption Notice is given and the Warrant Redemption Notice shall remain effective only if the Registration Statement remains effective continually throughout the notice period. Registered Holders shall have the right to exercise all or any portion of their Warrants up to and including one (1) business day prior to the date set for redemption. The Company has agreed to use its best efforts to list its shares of Common Stock on the NASDAQ Stock Market, or the American Stock Exchange, or any other United States based recognized exchange (wherever the shares of Common Stock are listed being hereinafter referred to as the "Market") as soon as possible after the Initial Closing Date (as defined in the Memorandum). In the event that the Company does not qualify or is otherwise not able to list its shares of Common Stock on a Market, the Company shall promptly make application to list its shares of Common Stock on such other exchange as the Company shall qualify for listing and the Company shall use its best efforts to cause its shares of Common Stock to be so listed as soon as possible. The term "Market Listed" shall mean the date that the Company's Common Stock commenced trading on the Market.

13. The Registered Holder of this Warrant shall have the right to sell, transfer, assign or otherwise dispose of all or any part of this Warrant (collectively, "Transfer") provided, however, that the Registered Holder provides to the Company, the following: (i) an opinion of counsel reasonably satisfactory to the Company that the proposed Transfer will not violate the 1933 Act or applicable state securities laws; or (ii) such other written evidence as shall be reasonably satisfactory to the Company that the proposed Transfer will not violate the 1933 Act or applicable state securities laws.

14. This Warrant sets forth the entire agreement of the Company and the Registered Holder of this Warrant and the Common Stock with respect to the rights of the Registered Holder of this Warrant and the Common Stock, notwithstanding the knowledge of such Registered Holder of any other agreement or the provisions of any agreement whether or not known to such Registered Holder and the Company represents that there are no agreements inconsistent with the terms hereof or which purport in have any way to bind the Registered Holder of this Warrant or the Common Stock.

15. The validity, interpretation and performance of this Warrant and each of its terms and provisions shall be governed by the laws of the State of Florida.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal and to be dated October 14, 1997.


                                            PALLET MANAGEMENT SYSTEMS, INC.


                                            By:_____________________________
                                            Name: Zachary M. Richardson
                                            Title:   President





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                                               ELECTION TO PURCHASE



The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase shares of Common Stock of PALLET MANAGEMENT SYSTEMS, INC. and herewith tenders in payment for such securities a certified or official bank check payable to the order of PALLET MANAGEMENT SYSTEMS, INC. in the amount of $ all in accordance with the terms hereof. The undersigned requests that each of the certificates evidencing such securities be registered in the name of whose address is and that such certificates be delivered to whose address is .



 Dated:                                     Signature:_________________________
         (Signature must conform in all respects to the name of the Holder as specified in the face of the Warrant Certificate.)


                                     ID # of the Holder:







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                                              ASSIGNMENT OF WARRANTS

                           (To be exercised by the registered holder if such
                        holder desires to transfer the Warrant Certificate.)


         FOR VALUE RECEIVED                                     hereby sells,
assigns and transfers unto
                         (Please print name and address of transferee)

this Warrant Certificate, together with all rights, title and interest therein, and does hereby
irrevocably constitute and appoint              Attorney, to transfer the
within Warrant Certificate on the books of the within-named Company, and full power of substitution.

Dated:                                                        Signature:
                            (Signature must conform in all respects to name
                             of Holder as specified on the face of the Warrant Certificate.)

                            (Insert Identifying Number of Holder





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